SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MARCH 29, 1996

                          WHITMAN EDUCATION GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

       1-13722                                            22-2246554
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(Commission File No.)                          (IRS Employer Identification No.)

4400 Biscayne Boulevard, 6th Floor, Miami, Florida        33137
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (305) 575-6534
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              (Registrant's Telephone Number, Including Area Code)

                              WHITMAN MEDICAL CORP.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

               On March 29, 1996, Registrant completed the merger of M.D.J.B., Inc. ("MDJB"), the sole shareholder of Colorado Technical University, Inc., which operates Colorado Technical University ("Colorado Tech"), with and into Whitman Medical Acquisition Corp. ("Buyer"), a wholly-owned subsidiary of the Registrant. Reference is made to Registrant's Report on Form 8-K, dated September 12, 1995, reporting on the execution by Registrant, Buyer and MDJB of the Agreement and Plan of Merger with respect to such merger.

               Colorado Tech is a regionally accredited degree granting institution with one location in Colorado Springs, Colorado with approximately 1,600 students enrolled primarily in computer science, engineering and management programs. Colorado Tech confers degrees at the associate's, bachelor's, master's and doctoral levels. MDJB also operates Concept Communications, an advertising agency which provides services to Colorado Tech and other clients not affiliated with MDJB. For the year ended December 31, 1995, MDJB reported net revenues of $8.9 million and net income of $298,000.

               In connection with the merger, the Registrant issued 1,250,000 shares of its common stock in exchange for all of the issued and outstanding stock of MDJB. The merger consideration was determined by arms' length negotiations between the Registrant and MDJB giving consideration to the relative size of the companies, including assets, income and future earnings potential and the outstanding capital stock and trading price of the Registrant's stock. There was no prior relationship between the Registrant and MDJB or any of their respective affiliates, officers, directors or associates thereof. The transaction was accounted for as a pooling of interests.

               Colorado Tech is a participating institution under one or more of the student financial assistance programs of Title IV of the Higher Education Act of 1965, as amended ("Title IV Programs"). The Title IV Programs are administered by the U.S. Department of Education ("ED"). A change of control of a participating institution automatically terminates the access of that institution to most Title IV Program funds until recertification by the ED. The closing of the subject merger terminated Colorado Tech's eligibility to participate in Title IV Programs. An application for recertification is being filed in order for Colorado Tech to be eligible again to participate in the Title IV Programs. Approximately 35% of Colorado Tech's revenues are derived from Title IV Program financial assistance. Pending recertification, Registrant will be required to utilize working capital to fund the operation of Colorado Tech.

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               The Agreement and Plan of Merger provides that the Buyer may rescind the transaction if within 120 days after the closing (which period may be extended by Buyer and MDJB up to an additional 120 days), the ED advises Buyer that it does not intend to certify Colorado Tech for participation in Title IV Programs and if, after an appeal period, Buyer and the Registrant are unsuccessful in securing such certification. Pending the resolution of the recertification issue, all of the shares issuable to MDJB shareholders are being held in escrow by the Registrant. If the termination of the merger occurs, the Registrant must continue to fund the operations of MDJB for an additional 120 days after notice of rescission is given. All advances made by Registrant to Colorado Tech pending recertification or during the 120 day post-rescission period will be repaid to the Registrant on terms specifically described in the Agreement and Plan of Merger.

               If the condition subsequent is satisfied, 87,500 shares of the 1,250,000 shares issuable to the MDJB shareholders will continue to be held in escrow to be utilized to satisfy Registrant's claims, if any, above a deductible under the indemnification provisions of the Agreement and Plan of Merger. To the extent that no claim has been made, the shares shall be held in escrow until the issuance of the first independent audit report following completion of the merger on the combined results of the Buyer and MDJB.

               At the closing, Buyer entered into an agreement to employ David O'Donnell as President of the Buyer for a period of three years at a minimum salary of $145,000 per year plus an annual bonus of up to 50% of employee's annual base salary, such bonus to be determined by Buyer's Board of Directors based upon the employee's achievement of a performance plan mutually agreed upon by Buyer and the employee for the preceding year. Pursuant to the Agreement, Mr. O'Donnell was also granted options to purchase 75,000 shares of the Registrant's common stock pursuant to the Registrant's Incentive Stock Option Plan.

               Further information with respect to the merger is contained in Registrant's Registration Statement (No. 33-64153) on Form S-4 filed with the Commission on January 19, 1996, as amended.

Item 5.        OTHER EVENTS

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               On March 15, 1996, the Registrant filed a Certificate of
Amendment to its Certificate of Incorporation changing its name to Whitman Education Group, Inc. The Registrant believes the new name more appropriately describes its current and planned future operations and better reflects its intent to operate as a group of entities dedicated to the delivery of quality technical education and training.

Item 7.        FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               Financial Statements:

               It is impracticable to provide the required financial statements and pro forma financial information relative to the acquired business. Such financial statements and pro forma information shall be filed under cover of Form 8 no later than June 14, 1996.

                                  EXHIBIT INDEX

               Exhibit 2.1   - Agreement and Plan of Merger1

               Exhibit 2.2   - First Amendment to Agreement and Plan of Merger2

               Exhibit 3     - Certificate of Incorporation, as amended

               Exhibit 10.35 - Employment Agreement dated as of March 29, 1996 by and between M.D.J.B., Inc. and David
                               O'Donnell.


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        1      Filed as an exhibit to Registrant's Report on Form 8-K dated
               September 12, 1995 and pursuant to Rule 12b-32 incorporated herein by reference.

        2 Filed as an Exhibit to Registrant's Registration Statement (No. 33-64153) on Form S-4 filed with the Commission on January 19, 1996, as amended, and pursuant to Rule 12b-32 incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITMAN EDUCATION GROUP, INC.

                                            By:  /s/ RANDY S. PROTO
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                                                 Randy S. Proto, President

Date:  April ___, 1996.

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